________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 9, 2022

The Walt Disney Company
(Exact name of registrant as specified in its charter)

Delaware	001-38842	83-0940635
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

500 South Buena Vista Street
Burbank, California 91521
(Address of Principal Executive Offices and Zip Code)

(818) 560-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

________________________________________________________________________

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a-b) The final results of voting on each of the matters submitted to a vote of security holders during the Registrant’s annual meeting of shareholders on March 9, 2022 are as follows.

1.	Election of Directors:	For	Against	Abstentions	Broker Non-Votes
	Susan E. Arnold	1,118,076,701	37,665,545	5,423,508	280,795,356
	Mary T. Barra	1,128,884,692	28,758,881	3,522,181	280,795,356
	Safra A. Catz	1,134,063,866	23,376,405	3,725,483	280,795,356
	Amy L. Chang	1,148,683,826	8,694,524	3,787,404	280,795,356
	Robert A. Chapek	1,147,467,691	9,947,173	3,750,890	280,795,356
	Francis A. deSouza	1,142,478,220	14,830,443	3,857,091	280,795,356
	Michael B.G. Froman	1,148,615,138	8,644,803	3,905,813	280,795,356
	Maria Elena Lagomasino	1,096,184,406	60,556,812	4,424,536	280,795,356
	Calvin R. McDonald	1,139,319,432	17,886,339	3,959,983	280,795,356
	Mark G. Parker	1,131,217,848	26,012,956	3,934,950	280,795,356
	Derica W. Rice	1,130,847,209	26,021,804	4,296,741	280,795,356

		For	Against	Abstentions
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accountants	1,379,477,812	58,256,177	4,227,121

		For	Against	Abstentions	Broker Non-Votes
3.	Advisory vote to approve executive compensation	982,828,273	171,646,090	6,691,391	280,795,356

		For	Against	Abstentions	Broker Non-Votes
4.	Shareholder proposal requesting an annual report disclosing information regarding the Company’s lobbying policies and activities	378,276,292	725,467,089	57,422,373	280,795,356

		For	Against	Abstentions	Broker Non-Votes
5.	Shareholder proposal requesting amendment of the Company’s governing documents to lower the stock ownership threshold to call a special meeting of shareholders	457,465,264	696,484,981	7,215,509	280,795,356

		For	Against	Abstentions	Broker Non-Votes
6.	Shareholder proposal requesting a diligence report evaluating human rights impacts	405,614,495	697,170,325	58,380,934	280,795,356

		For	Against	Abstentions	Broker Non-Votes
7.	Shareholder proposal requesting a report on both median and adjusted pay gaps across race and gender	686,478,918	464,919,023	9,767,813	280,795,356

		For	Against	Abstentions	Broker Non-Votes
8.	Shareholder proposal requesting a workplace non-discrimination audit and report	30,562,100	1,112,197,873	18,405,781	280,795,356

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Jolene E. Negre
Jolene E. Negre
Associate General Counsel and Assistant Secretary
Dated: March 10, 2022